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                                                                    EXHIBIT 10.2

                                 TBC CORPORATION

                           GRANT OF RESTRICTED SHARES

         TBC CORPORATION, a Delaware corporation (the "Company"), hereby grants to ________________________ (the "Employee"), effective ____________________
(the "Date of Grant"), under and pursuant to the Company's 1989 Stock Incentive Plan (the "Plan"), as a matter of separate inducement and agreement in connection with the Employee's employment by the Company, and not in lieu of any other compensation for the Employee's services, the following:

         _______ Restricted Shares of Common Stock of the Company, as defined in
Section 2(o) of the Plan.

         Unless otherwise indicated, all capitalized terms used herein shall have the meanings attributed to them in the Plan, which is incorporated herein by reference.

         The Restricted Shares granted hereby shall be subject to all the terms and conditions of the Plan including, but not limited to, the following:

         (i) the Restricted Shares shall not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period;

         (ii) the Restricted Period shall commence on the Date of Grant and end on (i) the _____ anniversary of the Date of Grant for __________ (____) of the Restricted Shares to the nearest whole Share, and (ii) each anniversary of the Date of Grant thereafter for an additional __________ (____) of the Restricted Shares to the nearest whole Share, with the Restricted Period for the balance of the Restricted Shares ending on _____________;

         (iii) the Employee shall not be entitled to receive delivery of a certificate or certificates for the Restricted Shares until the expiration of the Restricted Period;

         (iv) except as otherwise provided in the Plan, all of the Restricted Shares shall be forfeited and all rights of the Employee to such Restricted Shares shall terminate without further obligation on the part of the Company if the Employee ceases to be employed by the Company prior to the end of the Restricted Period.

         (v) the Employee shall have the entire beneficial ownership interest in, and all rights and privileges of a stockholder as to, the Restricted Shares, including the right to receive dividends and the right to vote the Restricted Shares.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of the ____ day of ______________, ______.



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                                       TBC CORPORATION

                                       By
                                          -------------------------------------
                                          Name:
                                          Title:


I hereby acknowledge receipt of a copy of the Plan and agree to the terms and conditions under which the foregoing Restricted Shares are granted as set forth above or in the Plan.



- -------------------------------------------
Employee


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Date